FAIR VALUE OF FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2012
Fair Value Of Financial Instruments [Abstract]
FAIR VALUE OF FINANCIAL INSTRUMENTS

NOTE 15 –FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company’s financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities, capital lease obligation, convertible notes payable, notes payable and warrant liability. It is management’s opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying values based on their short maturities or for long-term debt based on borrowing rates currently available to the Company for loans with similar terms and maturities. Gains and losses recognized on changes in fair value of financial instruments are reported in other income (expense) as gain (loss) on change in fair value. The Company estimates the fair value of level 3 inputs using the Black-Scholes valuation model using historical volatility as the method to estimate expected volatility. At December 31, 2012 and 2011, the Company had no financial instruments outstanding that were estimated using level 1 or level 2 inputs. The Company’s warrant liability was estimated using Level 3 inputs as shown in the reconciliation table below for the years ended December 31, 2012 and 2011.

Fair value measurements using significant unobservable inputs (Level 3)
Description	Warrant Liability
Beginning balance, December 31, 2010	$
Purchases, issuance and settlements	741,028
Total (gains) or losses	(242,052)
Transfers in or out of Level 3	-
Ending balance, December 31, 2011	498,976
Purchases, issuance and settlements	795,975
Total (gains) or losses	944,291
Transfers in or out of Level 3	(2,239,242)
Ending balance, December 31, 2012	$-

During 2012, the Company reclassified warrant liability amounts of $2,577,014 to additional paid-in capital. The warrant liability attributable to warrants that were exercised during 2012, in the amount of $337,772, was revalued as of the applicable exercise dates and then reclassified to additional paid-in capital. The remaining warrant liability, in the amount of $2,239,242 was also revalued and reclassified to additional paid-in capital upon the expiration of the conditional factors that originally caused the warrant values to be classified as a liability. These factors involved certain conditions in the warrant terms that could have caused a change in the exercise price of the warrants and the number of warrant shares. Because the affected warrants are no longer subject to these conditions and have a fixed exercise price and a fixed number of warrant shares, the warrant values no longer qualified as a warrant liability and, therefore, were reclassified to additional paid-in capital. Accordingly, the warrant liability as of December 31, 2012 was reduced to zero.

The Company used the following assumptions to estimate the fair value of the warrant liability that was reclassified to additional paid in capital:

Expected volatility	80.42%
Expected dividend yield	0%
Expected term	1.8-2.1 years
Risk-free interest rate	0.72%

The Company believes that the Black-Scholes model is a reasonable valuation model for valuing these warrants considering the facts and circumstances pertaining to the terms of these warrants, and the Company does not believe that using an alternative or more complex valuation model (including, for example, a lattice pricing model) would have a material effect on, or otherwise materially impact, the financial statements for the periods presented.